UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

233 South Wacker Drive, Suite 4900, Chicago, Illinois	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HSII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Heidrick & Struggles International, Inc. (the “Company”) was held on May 25, 2023. A total of 20,037,277 shares of the Company’s common stock were entitled to vote as of March 30, 2023, the record date for the Annual Meeting. There were 18,557,363 shares present in person or by proxy at the Annual Meeting, at which stockholders voted on five proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such matter.

The results of the matters submitted to the Company’s stockholders at the Annual Meeting were as follows:

Proposal 1.	Election of Directors.

By the following vote, the Company’s stockholders elected the following seven directors, each to serve a one-year term expiring at the Company’s 2024 annual meeting of stockholders. Each director will hold office until his or her successor has been duly elected and qualified or until the director’s earlier resignation or removal.

	For	Withheld	Broker Non-Votes
Elizabeth L. Axelrod	16,718,190	207,320	1,631,853
Mary E.G. Bear	16,745,957	179,553	1,631,853
Lyle Logan	16,751,987	173,523	1,631,853
T. Willem Mesdag	16,731,304	194,206	1,631,853
Krishnan Rajagopalan	16,753,121	172,389	1,631,853
Stacey Rauch	16,618,770	306,740	1,631,853
Adam Warby	16,581,189	344,321	1,631,853

Proposal 2.	Advisory Vote to Approve Named Executive Officer Compensation.

By the following vote, the Company’s stockholders approved this proposal.

For	Against	Abstentions	Broker Non-Votes
15,752,185	1,095,715	77,610	1,631,853

Proposal 3.	Advisory Vote to Hold Future Advisory Votes to Approve Named Executive Officer Compensation Every Year, Every Two Years or Every Three Years.

By the following votes, the Company’s stockholders voted, on an advisory basis, to hold future advisory votes on the compensation of the Company’s named executive officers every year.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
15,286,284	11,328	1,610,993	16,905	1,631,853

Based on the voting results of Proposal 3 described above, and consistent with the Board of Directors’ recommendation, the Company will hold future advisory votes each year until the next required advisory vote on the frequency of the advisory vote on executive compensation, which will occur no later than the Company’s 2029 annual meeting of stockholders.

Proposal 4.	Ratification of the Appointment of RSM US LLP as the Company’s Independent Registered Public Accounting Firm for the 2023 Fiscal Year.

By the following vote, the Company’s stockholders approved this proposal.

For	Against	Abstentions
18,445,099	105,585	6,679

Proposal 5.	Approval of the Fourth Amended and Restated Heidrick & Struggles 2012 GlobalShare Program.

By the following vote, the Company’s stockholders approved this proposal.

For	Against	Abstentions	Broker Non-Votes
16,082,267	832,798	10,445	1,631,853

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heidrick & Struggles International, Inc.
(Registrant)

Date: May 25, 2023	/s/ Tracey Heaton
Name: Tracey Heaton
Title: Chief Legal Officer & Corporate Secretary